NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Mid Cap Value Fund

Supplement dated June 20, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective June 30, 2011, John S. Pickler, CFA shall no longer serve as a portfolio manager to the portion of the NVIT Multi-Manager Mid Cap Value Fund that is subadvised by TS&W.  Accordingly, the reference to Mr. Pickler in the table following “Portfolio Management – Portfolio Managers” is deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE